Exhibit 99.1

                          2010 EQUITY COMPENSATION PLAN

I. ESTABLISHMENT OF PLAN; DEFINITIONS

1. Purpose. The purpose of the Corporation's 2010 Equity Compensation Plan is to encourage certain, officers, employees, directors and consultants of the Corporation to acquire and hold stock in the Corporation as an added incentive to remain with the Corporation and to increase their efforts in promoting the interests of the Corporation and to enable the Corporation to attract and retain capable individuals.

2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

     (a) "Award" shall mean the grant of any Stock Option, Stock Appreciation Right or Stock Award pursuant to the Plan.

     (b)  "Board" shall mean the Board of Directors of the Corporation.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

     (d) "Committee" shall mean a committee made up of at least two members of the Board whose members shall, from time to time, be appointed by the Board. If a Committee has not been appointed by the Board, "Committee" shall mean the Board.

     (e) "Corporation" shall mean WESTERN STANDARD ENERGY CORP., a Nevada corporation.

     (f) "Consultants" shall mean individuals or entities who provide services to the Corporation who are not Employees or Directors.

     (g) "Directors" shall mean those members of the Board of Directors of the Corporation who are not Employees.

     (h) "Disability" shall mean a medically determinable physical or mental condition which causes an Employee, Director or Consultant to be unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long-continued and indefinite duration.

     (i) "Employee" shall mean any common law employee, including officers, of the Corporation as determined under the Code and the Treasury Regulations thereunder.

     (j) "Fair Market Value" with regards to the grant of Stock Options shall mean (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sales prices for the Stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the Stock is not listed on a national securities exchange, the closing price for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Board. "Fair Market Value" with regards to Stock Awards shall be determined by the Board, in good faith and in its sole discretion.

     (k) "Grantee" shall mean an officer, Employee, Director or Consultant granted a Stock Option or Stock Award under this Plan.
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     (l)  "Incentive  Stock Option" shall mean an option granted pursuant to the
          Incentive Stock Option provisions as set forth in Part II of this Plan.

     (m) "Non-Qualified Stock Option" shall mean an option granted pursuant to the Non-Qualified Stock Option provisions as set forth in Part III of this Plan.

     (n) "Plan" shall mean the 2010 Equity Compensation Plan as set forth herein and as amended from time to time.

     (o) "Restricted Stock" shall mean Stock which is issued pursuant to the Restricted Stock as set forth in Part IV of this Plan.

     (p) "Stock" shall mean authorized but unissued shares of the Common Stock of the Corporation or reacquired shares of the Corporation's Common Stock.

     (q) "Stock Appreciation Right" shall mean a stock appreciation right granted pursuant to the Stock Appreciation Right provisions as set forth in Part II and III of this Plan.

     (r) "Stock Award" shall mean an award of Restricted granted pursuant to this Plan.

     (s) "Stock Option" shall mean an option granted pursuant to the Plan to purchase shares of Stock.

     (t) "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with and including the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (u) "Ten Percent Shareholder" shall mean an Employee who at the time a Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all stock of the Corporation or of its parent or subsidiary corporation.

3. Shares of Stock Subject to the Plan. Subject to the provisions of Paragraph 2 of Part V of the Plan, the Stock which may be issued or transferred pursuant to Stock Options and Stock Awards granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed 5,000,000 SHARES in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Stock which are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options. There shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of an Incentive Stock Option reduces the number of shares of Stock for which an outstanding Non-Qualified Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of a Non-Qualified Stock Option reduces the number of shares of Stock for which an outstanding Incentive Stock Option may be exercised.

4. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option agreements, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

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5. Amendment or Termination.  The Board may, at any time, alter, amend, suspend, discontinue, or terminate this Plan; provided, however, that such action shall not adversely affect the right of Grantees to Stock Awards or Stock Options previously granted and no amendment, without the approval of the stockholders of the Corporation, shall increase the maximum number of shares which may be awarded under the Plan in the aggregate, materially increase the benefits accruing to Grantees under the Plan, change the class of Employees eligible to
receive   options  under  the  Plan,  or  materially   modify  the   eligibility
requirements for participation in the Plan.

6. Effective Date and Duration of the Plan. The effective date of the Plan is the date on which the Plan is adopted by the Board. If the stockholders of the Corporation do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options. Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the Company's stockholders.

7. General.

     (a) Each Stock Option, Stock Award and Stock Appreciation Right shall be evidenced by a written instrument (which may be in the form of a unanimous written consent of the Board) containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

     (b) The granting of a Stock Option, Stock Award or Stock Appreciation Right in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Corporation, and all Employees shall remain subject to discharge to the same extent as if the Plan were not in effect.

     (c) No officer, Employee, Director or Consultant and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option or any Stock Award to any particular assets of the Corporation, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option or any Stock Award except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option or Stock Award.

     (d) No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

     (e) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Corporation's obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Option or Stock Award, and the transferability of Stock acquired by exercise of a Stock Option or grant of a Stock Award, shall be subject to all of the following conditions:

     (i) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

     (ii) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

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     (f) All  payments to Grantees  or to their legal  representatives  shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state or country having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Corporation is required to withhold with respect to a Stock Option or its exercise or a Stock Award. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

     (g) In the case of a grant of a Stock Option or Stock Award to any Employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option or Stock Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option or Stock Award specified by the Committee pursuant to the provisions of the Plan. For purposes of this Section, a subsidiary shall mean any subsidiary corporation of the Corporation as defined in Section 424 of the Code.

     (h) A Grantee entitled to Stock as a result of the exercise of a Stock Option or grant of a Stock Award shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. The Corporation shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

     (i) The grant or exercise of Stock Options granted under the Plan or the grant of a Stock Award under the Plan shall be subject to, and shall in all respects comply with, applicable law relating to such grant or exercise, or to the number of shares of Stock which may be beneficially owned or held by any Grantee.

     (j) The Corporation intends that the Plan shall comply with the requirements of Rule 16b-3 (the "Rule") under the Securities Exchange Act of 1934, as amended, during the term of this Plan. Should any additional provisions be necessary for the Plan to comply with the requirements of the Rule, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

     (k) The Corporation intends that the Plan shall comply with the requirements of Section 409A of the Code, to the extent applicable. Should any changes to the Plan be necessary for the Plan to comply with the requirements of Code Section 409A the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

     (l) The Corporation will seek stockholder approval in the manner and to the degree required under Applicable Laws. If the Corporation fails to obtain stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Option at any time under the Plan will not qualify as an Incentive Option within the meaning of the Code and will be deemed to be a Non-Qualified Option.

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II. INCENTIVE STOCK OPTION PROVISIONS

1. Granting of Incentive Stock Options.

     (a) Only Employees of the Corporation shall be eligible to receive Incentive Stock Options under the Plan. Officers, Directors and Consultants of the Corporation who are not also Employees shall not be eligible to receive Incentive Stock Options.

     (b) The purchase price of each share of Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted; provided, however, that the purchase price of each share of Stock subject to an Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted.

     (c) No Incentive Stock Option shall be exercisable more than ten years from the date the Incentive Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable more than five years from the date the Incentive Stock Option was granted.

     (d) The Committee shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

     (e) The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

     (f) The Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Stock Options. The purchase price of the new Incentive Stock Options may be established by the Committee without regard to the existing Incentive Stock Options or other options.

     (g) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee's employer corporation and its parent and subsidiary corporation) shall not exceed $100,000.

2. Exercise of Incentive Stock Options. The option price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft or postal or express money order, (ii) by the surrender of Stock then owned by the Grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; PROVIDED, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. Shares of Stock so surrendered in accordance with clause (ii) or
(iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

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3. Termination of Employment.

     (a) If a Grantee's employment with the Corporation is terminated other than by Disability or death, the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

     (b) If a Grantee's employment with the Corporation is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

     (c) If a Grantee's employment with the Corporation is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such date of death, to exercise any then outstanding Incentive Stock Options in whole or in part. If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4. Stock Appreciation Rights

     (a) Grant. Stock Appreciation Rights related to all or any portion of an Incentive Stock Option may be granted by the Committee to any Grantee in connection with the grant of an Incentive Stock Option or unexercised portion thereof held by the Grantee at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be granted at least at Fair Market Value on the date of grant and be subject to such terms and conditions not inconsistent with the provisions of this Part II as shall be determined by the Committee and included in the agreement relating to such Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 4. Each Stock Appreciation Right may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Incentive Stock Option to which it relates.

     (b) Exercise. No Stock Appreciation Right shall be exercisable with respect to such related Incentive Stock Option or portion thereof unless such Incentive Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Incentive Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

     (c) Amount of Payment. On exercise of a Stock Appreciation Right, a Grantee shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Incentive Stock Option and (ii) the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised.

     (d) Form of Payment. Stock Appreciation Rights may be settled in Stock, cash or a combination thereof. The number of shares of Stock to be distributed shall be the largest whole number obtained by dividing the amount otherwise distributable in respect of such settlement by the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right. The value of fractional shares of Stock shall be paid in cash.

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     (e) Effect of Exercise of Right or Related Option. If the related Incentive
Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Stock purchased pursuant to such exercise (but not with respect to any unpurchased Stock) shall be terminated as of the date of exercise if such Stock Appreciation Right is not exercised on such date.

     (f) Non-transferability. A Stock Appreciation Right shall not be transferable or assignable by the Grantee other than by will or the laws of descent and distribution, and shall be exercisable during the Grantee's lifetime only by the Grantee.

     (g) Termination of Employment. If the Grantee ceases to be an Employee of the Corporation for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Incentive Stock Option or portion thereof.

III. NON-QUALIFIED STOCK OPTION PROVISIONS

1. Granting of Stock Options.

     (a) Officers, Employees, Directors and Consultants shall be eligible to receive Non-Qualified Stock Options under the Plan.

     (b) The Committee shall determine and designate from time to time those officers, Employees, Directors and Consultants who are to be granted Non-Qualified Stock Options and the amount subject to each Non-Qualified Stock Option.

     (c) The Committee may grant at any time new Non-Qualified Stock Options to an Employee, Director or Consultant who has previously received Non-Qualified Stock Options or other Stock Options, whether such prior Non-Qualified Stock Options or other Stock Options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Non-Qualified Stock Options.

     (d) The Committee shall determine the purchase price of each share of Stock subject to a Non-Qualified Stock Option. Such price shall not be less than 100% of the Fair Market Value of such Stock on the date the Non-Qualified Stock Option is granted.

     (e) The Committee, in its sole discretion, shall determine whether any particular Non-Qualified Stock Option shall become exercisable in one or more installments, specify the instalment dates, and, within the limitations herein provided, determine the total period during which the Non-Qualified Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee, including the extension of a Non-Qualified Stock Option, provided that such extension does not extend the option beyond the period specified in paragraph (f) below.

     (f) No Non-Qualified Stock Option shall be exercisable more than ten years from the date such option is granted.

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2. Exercise of Stock Options.  The option price of a Non-Qualified  Stock Option shall be payable on exercise of the Stock Option (i) in cash or by check, bank draft or postal or express money order, (ii) by the surrender of Stock then owned by the Grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; PROVIDED, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. Shares of Stock so surrendered in accordance with clause (ii) or
(iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

3. Termination of Relationship.

     (a) If a Grantee's employment with the Corporation is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, other than by reason of Disability or death, the terms of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date established by the Committee at the time of grant or three months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a Director or Consultant.

     (b) If a Grantee's employment is terminated by reason of Disability, a Director Grantee ceases to be a Director by reason of Disability or a Consultant Grantee ceases to be a Consultant by reason of Disability, the term of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment or cessation of being a Director or Consultant.

     (c) If a Grantee's employment is terminated by reason of death, a Director Grantee ceases to be a Director by reason of death or a Consultant Grantee ceases to be a Consultant by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months following his death to exercise any then outstanding Non-Qualified Stock Options in whole or in part.
If a Grantee dies without having fully exercised any then outstanding Non-Qualified Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4. Stock Appreciation Rights

     (a) Grant. Stock Appreciation Rights related to all or any portion of a Non-Qualified Stock Option may be granted by the Committee to any Grantee in connection with the grant of a Non-Qualified Stock Option or unexercised portion thereof held by the Grantee at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be granted at least at Fair Market Value on the date of grant and be subject to such terms and conditions not inconsistent with the provisions of this Part III as shall be determined by the Committee and included in the agreement relating to such Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 4. Each Stock Appreciation Right may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Non-Qualified Stock Option to which it relates.

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     (b) Exercise. No Stock Appreciation Right shall be exercisable with respect to such related Non-Qualified Stock Option or portion thereof unless such Non-Qualified Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Non-Qualified Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

     (c) Amount of Payment. On exercise of a Stock Appreciation Right, a Grantee shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Non-Qualified Stock Option and (ii) the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised.

     (d) Form of Payment. Stock Appreciation Rights may only be settled in Stock, cash or any combination thereof. The number of shares of Stock to be distributed shall be the largest whole number obtained by dividing the amount otherwise distributable in respect of such settlement by the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right. The value of fractional shares of Stock shall be paid in cash.

     (e) Effect of Exercise of Right or Related Option. If the related Non-Qualified Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Stock purchased pursuant to such exercise (but not with respect to any unpurchased Stock) shall be terminated as of the date of exercise if such Stock Appreciation Right is not exercised on such date.

     (f) Non-transferability. A Stock Appreciation Right shall not be transferable or assignable by the Grantee other than by will or the laws of descent and distribution, and shall be exercisable during the Grantee's lifetime only by the Grantee.

     (g) Termination of Employment. If the Grantee ceases to be an officer, Employee, Director or Consultant of the Corporation for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Non-Qualified Stock Option or portion thereof.

IV. RESTRICTED STOCK AWARDS

1. Grant of Restricted Stock.

     (a) Officers, Employees, Directors and Consultants shall be eligible to receive grants of Restricted Stock under the Plan.

     (b) The Committee shall determine and designate from time to time those officers, Employees, Directors and Consultants who are to be granted Restricted Stock and the number of shares of Stock subject to such Stock Award.

     (c) The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock as may appear generally acceptable or desirable to the Committee.

2. Termination of Relationship.

     (a) If a Grantee's employment with the Corporation, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock such Stock shall be forfeited and the Grantee shall return the certificates representing such Stock to the Corporation.

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
     (b) If the restrictions applicable to a grant of Restricted Stock shall lapse, the Grantee shall hold such Stock free and clear of all such restrictions except as otherwise provided in the Plan.

V. ADJUSTMENTS UPON MERGER, REORGANIZATION, DISSOLUTION OR CHANGE IN CONTROL

1. Substitution of Options. In the event of a corporate merger or consolidation, or the acquisition by the Corporation of property or stock of an acquired corporation or any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Stock Options, Stock Awards and Stock Appreciation Rights under this Plan for Stock Options, Stock Awards and Stock Appreciation Rights under the plan of the acquired corporation provided (i) the excess of the aggregate Fair Market Value of the shares of Stock subject to Stock Option immediately after the substitution over the aggregate option price of such Stock is not more than the similar excess immediately before such substitution and
(ii) the new Stock Option does not give the Grantee additional benefits, including any extension of the exercise period. Alternatively, the Committee may provide, that each Stock Option, Stock Award and Stock Appreciation Right granted under the Plan shall terminate as of a date to be fixed by the Board; provided, that no less than thirty days written notice of the date so fixed shall be given to each holder, and each holder shall have the right, during the period of fifteen days preceding such termination, to exercise the Stock Options, Stock Awards and Stock Appreciation Rights as to all or any part of the Stock covered thereby, including Stock as to which such would not otherwise be exercisable.

2. Adjustment Provisions.

     (a) In the event that a dividend shall be declared upon the Stock payable in shares of the Corporation's common stock, the number of shares of Stock then subject to any Stock Option or Stock Award outstanding under the Plan and the number of shares reserved for the grant of Stock Options or Stock Awards pursuant to the Plan shall be adjusted by adding to each such share the number of shares which would be distributable in respect thereof if such shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such share dividend.

     (b) If the shares of Stock outstanding are changed into or exchanged for a different number or class or other securities of the Corporation or of another corporation, whether through split-up, merger, consolidation, reorganization, reclassification or recapitalization then there shall be substituted for each share of Stock subject to any such Stock Option or Stock Award and for each share of Stock reserved for the grant of Stock Options or Stock Awards pursuant to the Plan the number and kind of shares or other securities into which each outstanding share of Stock shall have been so changed or for which each share shall have been exchanged.

     (c) In the event there shall be any change, other than as specified above in this Section 2, in the number or kind of outstanding shares of Stock or of any shares or other securities into which such shares shall have been changed or for which they shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for the grant of Stock Options or Stock Awards pursuant to the Plan and of the shares then subject to Stock Options or Stock Awards, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan and of each Stock Option and Stock Award outstanding thereunder.

     (d) Each Stock Appreciation Right outstanding at the time of any adjustment pursuant to this Section 2 and the number of outstanding Stock Appreciation Rights, shall be adjusted, changed or exchanged in the same manner as related Stock Options.

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
     (e) In the case of any such substitution or adjustment as provided for in this Section 2, the option price set forth in each outstanding Stock Option for each share covered thereby prior to such substitution or adjustment will be the option price for all shares or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section 2, and the price per share shall be adjusted accordingly.

     (f) No adjustment or substitution provided for in this Section 2 shall require the Corporation to sell a fractional share, and the total substitution or adjustment with respect to each outstanding Stock Option shall be limited accordingly.

     (g) Upon any adjustment made pursuant to this Section 2 the Corporation will, upon request, deliver to the Grantee a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Stock Option.

3. Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Corporation, to the extent an Award has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

4. Change in Control. Notwithstanding Sections 1 and 2 above, in the event of a Change of Control (as defined below), except as otherwise determined by the Board, the Grantee shall fully vest in and have the right to exercise the Awards as to all of the Stock, including Stock as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable as the result of a Change of Control, the Committee shall notify the Grantee in writing or electronically prior to the Change of Control that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For purposes of this Agreement, a "Change of Control" means the happening of any of the following events:

     (a) When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") (other than the Corporation, a Subsidiary or a Corporation employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors; or

     (b) The stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets; or

     (c) A change in the composition of the Board of the Corporation, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Corporation as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Corporation).

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VI. INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation's approval, or paid by him or her in settlement thereof, with the Corporation's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

VII. CONDITIONS UPON ISSUANCE OF SHARES

1. Legal Compliance. Stock shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of Stock shall comply with applicable laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

2. Investment Representations. As a condition to the exercise of an Award, the Corporation may require the Grantee exercising such Award to represent and warrant at the time of any such exercise that the Stock is being purchased only for investment and without any present intention to sell or distribute such Stock if, in the opinion of counsel for the Corporation, such a representation is required.

3. No Rights as Stockholder. No Grantee will have any of the rights of a stockholder with respect to any Stock until the Stock is issued to the said Grantee. After Stock is issued to the Grantee, the Grantee will be a stockholder and will have all the rights of a stockholder with respect to such Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such Stock.

VIII. LEGAL CONSTRUCTION

1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

3. Requirements of Law. The granting of Awards and the issuance of Stock under the Plan shall be subject to all applicable laws.

4. Governing Law. The Plan and all Award agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

5. Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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